CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the use of our report dated May 15, 2003 with respect to the consolidated financial statements of TransAKT Corp. for the year ended December 31, 2002 included in its 2002 Annual Report on Form 20-F.

Calgary, Canada October 15, 2003	"DAUNHEIMER & DOW LLP" CHARTERED ACCOUNTANTS